Oppenheimer AMT-Free Municipals	Oppenheimer Rochester Maryland Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer California Municipal Fund	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Limited Term California Municipal Fund	Oppenheimer Rochester Minnesota Municipal Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Rochester National Municipals
Oppenheimer Limited Term New York Municipal Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer New Jersey Municipal Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Pennsylvania Municipal Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Rochester Arizona Municipal Fund	Rochester Fund Municipals

Statement of Additional Information Supplement dated December 22, 2008

This supplement amends the Statement of Additional Information of each of the above referenced funds (each a “Fund”) and is in addition to any other supplements. Each Statement of Additional Information is amended as follows:

The following paragraph is added to the section titled “Additional Information About the Fund’s Investment Policies and Risks – Other Investment Techniques and Strategies”:

The Fund can participate in a program offered by ReFlow, LLC (“ReFlow”) which provides additional liquidity to help the Fund meet shareholder redemptions without having to liquidate portfolio securities or borrow money, each of which imposes certain costs on the Fund. ReFlow is designed to provide an alternative source of funding to help meet shareholder redemptions while minimizing the Fund’s costs and cash flow disruptions (compared to selling portfolio securities or other liquidity facilities such as a line of credit) and allowing the Fund to remain more fully invested. ReFlow provides this liquidity by being prepared to purchase Fund shares, at the Fund’s closing net asset value, equal to the amount of the Fund’s net redemptions on any given day. On subsequent days when the Fund experiences net subscriptions, ReFlow redeems its holdings at the Fund’s net asset value on that day. When the Fund participates in the ReFlow program, it pays ReFlow a fee at a rate determined by a daily auction with other participating mutual funds in the ReFlow program. There is no assurance that ReFlow will have sufficient funds available to meet the Fund’s liquidity needs on a particular day and ReFlow is prohibited from acquiring more than 3% of the outstanding shares of the Fund.

December 22, 2008                                                                   PX0000.039